UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

GENESEE & WYOMING INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 FIELD POINT ROAD, GREENWICH, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3722

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Genesee & Wyoming Inc. (GWI) on October 7, 2008 (regarding the acquisition of Summit View, Inc.) to include certain forward-looking financial information as well as audited and unaudited financial statements for the acquired business and related GWI unaudited pro forma financial information in accordance with the requirements of Article 11 of Regulation S-X.

The prospective financial information included in Item 7.01 of this Form 8-K was not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information has been prepared by, and is the responsibility of, GWI’s management. PricewaterhouseCoopers LLP (PwC) has neither examined, compiled nor performed any procedures with respect to the accompanying prospective financial information and, accordingly, PwC does not express an opinion or any other form of assurance with respect thereto. The PwC report included in GWI’s 2007 Annual Report on Form 10-K referred to herein relates to GWI’s historical financial information. It does not extend to the prospective financial information and should not be read to do so.

The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Amendment No. 1 to the Current Report on Form 8-K and incorporated herein by reference.

Certain statements in this report that discuss GWI’s expectations are forward-looking statements within the meaning of the federal securities laws and are based upon GWI’s current belief as to the outcome of future events. Although GWI believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. GWI cautions investors and potential investors not to place undue reliance on such statements and disclaims any intention to update the current expectations or forward-looking statements contained in this filing.

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 9.01 EXHIBITS

SIGNATURES

EX-23.1: CONSENT OF GBQ PARTNERS LLC

EX-99.1: AUDITED AND UNAUDITED FINANCIAL STATEMENTS OF SUMMIT VIEW, INC. AND SUBSIDIARIES

EX-99.2: UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF GENESEE & WYOMING INC.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements filed as Exhibit 99.1 hereto are incorporated herein by reference:

(b)	Pro Forma Financial Information of Genesee & Wyoming Inc.

The following financial statements filed as Exhibit 99.2 hereto are incorporated herein by reference:

Pro Forma Combined Balance Sheet as of September 30, 2008	2
Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2008	3
Pro Forma Combined Statement of Operations for the Year Ended December 31, 2007	4
Notes to Unaudited Pro Forma Combined Financial Statements	5

(d)	Exhibits.

The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 1, 2008, GWI completed its previously-announced acquisition of 100% of the equity interests of Summit View, Inc., the parent company of 10 short line railroads known as the Ohio Central Railroad System (OCR). In 2009, GWI expects OCR to generate approximately $70 million of revenues and approximately $20 million of operating income. GWI expects the OCR railroads will have annual capital expenditures of approximately $6 million and annual depreciation and amortization expense of approximately $12 million. These expectations include the ramp-up of certain customer facilities, some of which have recently commenced shipments. OCR’s financial performance in October and November 2008 was consistent with these expectations.

ITEM 9.01 EXHIBITS

Exhibit No.	Description
23.1	Consent of GBQ Partners LLC

99.1	Audited and unaudited financial statements of Summit View, Inc. and Subsidiaries

99.2	Unaudited pro forma financial statements of Genesee & Wyoming Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

By:	/s/ Christopher F. Liucci
Name:	Christopher F. Liucci
Title:	Chief Accounting Officer and Global Controller

Dated: December 17, 2008

Exhibit No.	Description
23.1	Consent of GBQ Partners LLC
99.1	Audited and unaudited financial statements of Summit View, Inc. and Subsidiaries
99.2	Unaudited pro forma financial statements of Genesee & Wyoming Inc.